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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported) August 11, 2003



                  Registrant, State of
                  Incorporation, Address of
Commission File   Principal Executive Offices       I.R.S. employer
Number            and Telephone Number              Identification Number

1-08788           SIERRA PACIFIC RESOURCES          88-0198358
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

2-28348           NEVADA POWER COMPANY              88-0420104
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000

0-00508           SIERRA PACIFIC POWER COMPANY      88-0044418
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

                                      None
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On August 11, 2003, Sierra Pacific Resources ("SPR"), the parent corporation of Nevada Power Company and Sierra Pacific Power Company, held a special meeting of its shareholders at which it received shareholder approval to issue up to 42,736,920 additional shares of SPR's common stock in lieu of the cash payment component of the conversion price of SPR's 7.25% Convertible Notes due 2010 (the "Notes"). SPR issued the Notes on February 14, 2003. The holders of the Notes are entitled to receive, for each $1,000 principal amount of Notes surrendered for conversion, (i) 76.7073 shares of SPR's common stock, and (ii) an amount of cash equal to the market value of 142.4564 shares of SPR's common stock at the time of conversion (the "cash payment component"), based on the average closing price of SPR's common stock over five consecutive trading days. As a result of receiving shareholder approval, SPR has the option of issuing shares of its common stock in lieu of the cash payment component of the conversion price of the Notes.

     SPR issued a press release announcing the results of the special shareholder vote. A copy of the press release, dated August 11, 2003, is attached as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not required

      (b)   Pro forma financial information.

            Not required

      (c)   Exhibit.


            99.1 Sierra Pacific Resources - Press Release issued August 11, 2003
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    SIERRA PACIFIC RESOURCES
                                                         (Registrant)

Date:        August 12, 2003                By:      /s/ Richard K. Atkinson
             ---------------                   ---------------------------------
                                                     Richard K. Atkinson
                                                     Vice President and Chief
                                                     Financial Officer

                                                     NEVADA POWER COMPANY
                                                         (Registrant)

Date:        August 12, 2003                By:      /s/ Richard K. Atkinson
             ---------------                   ---------------------------------
                                                     Richard K. Atkinson
                                                     Vice President and Chief
                                                     Financial Officer

                                                  SIERRA PACIFIC POWER COMPANY
                                                     (Registrant)

Date:        August 12, 2003                By:      /s/ Richard K. Atkinson
             ---------------                   ---------------------------------
                                                     Richard K. Atkinson
                                                     Vice President and Chief
                                                     Financial Officer
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                                  EXHIBIT INDEX

Exhibit   99.1

            Sierra Pacific Resources- Press Release issued August 11, 2003.